INCENTIVE LIFE PLUS(R)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

[EQUITABLE, MEMBER OF THE GLOBAL AXA GROUP LOGO]
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

                             NOTES TO ILLUSTRATIONS

THE FOLLOWING ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, AND CASH SURRENDER VALUES ARE DESIGNED TO SHOW YOU HOW THE PERFORMANCE OF THE INVESTMENT FUNDS AVAILABLE WITH INCENTIVE LIFE PLUS COULD AFFECT THE CASH SURRENDER VALUE AND DEATH BENEFIT. THE ILLUSTRATION MAY ALSO HELP YOU COMPARE INCENTIVE LIFE PLUS TO OTHER VARIABLE LIFE INSURANCE ILLUSTRATIONS. THESE ILLUSTRATIONS USE HYPOTHETICAL INVESTMENT RETURN ASSUMPTIONS, AND ARE NOT INTENDED AS ESTIMATES OF FUTURE PERFORMANCE OF ANY INVESTMENT FUND. YOU MAY REQUEST AN ILLUSTRATION THAT ASSUMES A HYPOTHETICAL INVESTMENT RETURN RANGING FROM 6.01% TO 12.00%. THE EQUITABLE IS NOT ABLE TO PREDICT THE FUTURE PERFORMANCE OF THE INVESTMENT FUNDS.

ILLUSTRATIONS BASED ON ASSUMED CONSTANT RATES OF RETURN DO NOT SHOW THE FLUCTUATIONS IN THE DEATH BENEFIT, POLICY ACCOUNT VALUE, AND CASH SURRENDER VALUE THAT CAN OCCUR WITH AN ACTUAL POLICY, SINCE THE VALUES OF THE INVESTMENT FUNDS VARY UP AND DOWN, VARIABLE LIFE INSURANCE BENEFITS WILL ALSO VARY.

                                   ASSUMPTIONS

THE ILLUSTRATION ASSUMES THAT THE AMOUNTS THAT YOU ALLOCATE TO THE INVESTMENT FUNDS EXPERIENCE HYPOTHETICAL GROSS RATES OF INVESTMENT RETURN EQUIVALENT TO 0.00%, 6.00%, AND A SPECIFIED RATE OF 10.00%

PREMIUMS ARE ASSUMED TO BE PAID AT THE BEGINNING OF THE PAYMENT PERIOD. POLICY VALUES, DEATH BENEFITS, AND AGES SHOWN ARE AS OF THE END OF THE POLICY YEAR AND REFLECT THE EFFECT OF ALL LOANS AND WITHDRAWALS. THE DEATH BENEFIT, POLICY ACCOUNT, AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS, FREQUENCIES, OR NOT ON THE DUE DATE. PREMIUMS LESS THE FOLLOWING DEDUCTIONS ARE ADDED TO THE POLICY ACCOUNT: 1) A CHARGE FOR TAXES BASED ON THE ILLUSTRATED INSURED'S STATE OF RESIDENCE, AND 2) A PREMIUM SALES CHARGE RANGING FROM 3% TO 6% OF PREMIUMS PAID, DEPENDING UPON THE FACE AMOUNT. AN ADMINISTRATIVE CHARGE IS DEDUCTED FROM THE POLICY ACCOUNT DURING THE FIRST OR FIRST AND SECOND POLICY YEARS RANGING FROM $20 PER MONTH TO $55 PER MONTH DEPENDING UPON THE INTIAL Face Amount AND THE INSURED PERSON'S AGE. DURING SUBSEQUENT YEARS, THE MONTHLY ADMINISTRATIVE CHARGE RANGES FROM $6 TO $8, SUBJECT TO $10 PER MONTH MAXIMUM.

'ASSUMING CURRENT CHARGES': THIS ILLUSTRATION IS BASED UPON THE 'CURRENT CHARGES' AS DECLARED BY THE EQUITABLE LIFE ASSURANCE SOCIETY'S BOARD OF DIRECTORS, AND APPLY TO POLICIES ISSUED AS OF THE PREPARATION DATE SHOWN. 'CURRENT CHARGES' ARE NOT GUARANTEED AND MAY BE CHANGED AT THE DISCRETION OF THE BOARD OF DIRECTORS. THE CURRENT COST OF INSURANCE CHARGE IN YEAR 10 AND LATER IS REDUCED BY A PERCENTAGE OF THE UNLOANED POLICY ACCOUNT VALUE.

'BLENDED CHARGES' ARE BASED UPON A BLEND OF THE CURRENT AND THE GUARANTEED MAXIMUM MORTALITY CHARGES, ALL OTHER CURRENT CHARGES, AND THE ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN INDICATED.

'ASSUMING GUARANTEED CHARGES': THIS ILLUSTRATION USES THE GUARANTEED MAXIMUM MORTALITY CHARGES, ADMINISTRATIVE CHARGES, CHARGES FOR MORTALITY AND EXPENSE RISK, GUARANTEED DEATH BENEFIT CHARGE, SALES CHARGE, AND THE ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN. IT DOES NOT INCLUDE CHARGES FOR RIDER BENEFITS UNLESS OTHERWISE INDICATED.

'NET LOANS/REPAYM'TS/WITHDRAWALS' COLUMNS REFLECT ANY LOANS, LOAN REPAYMENTS, AND/OR PARTIAL WITHDRAWALS THAT HAVE BEEN REQUESTED.

'NET RATES OF RETURN' (SHOWN IN PARENTHESES) TAKE INTO CONSIDERATION AN ASSUMED DAILY CHARGE TO THE SEPARATE ACCOUNT EQUIVALENT TO AN ANNUAL CHARGE OF .59% FOR INVESTMENT ADVISORY SERVICES (MANAGEMENT FEE), .04% FOR OTHER ESTIMATED TRUST EXPENSES (INCLUDING 12B-1 FEES, WHERE APPLICABLE), PLUS THE DAILY CHARGE FOR MORTALITY AND EXPENSE RISKS. THE ACTUAL CHARGE FOR ADVISORY SERVICES VARIES WITH THE INVESTMENT FUND SELECTED, AND CURRENTLY RANGES FROM .3282% TO 1.15%. THE CHARGE FOR MORTALITY AND EXPENSE RISK IS EQUIVALENT TO CURRENT ANNUAL CHARGE OF
 .60%, AND IS GUARANTEED NOT TO EXCEED .90%. THE ILLUSTRATION ALSO REFLECTS THAT NO CHARGE IS CURRENT MADE TO SEPARATE ACCOUNT FP FOR FEDERAL INCOME TAXES.

                            IMPORTANT TAX INFORMATION

CERTAIN LEVELS OF PREMIUM PAYMENTS INTO ANY LIFE INSURANCE POLICY, AS WELL AS CERTAIN POLICY CHANGES, MAY CAUSE YOUR POLICY TO BE CLASSIFIED AS A 'MODIFIED ENDOWMENT CONTRACT', OR MEC. A MEC CLASSIFICATION AFFECTS THE TAX STATUS OF ANY DISTRIBUTIONS TAKEN FROM THE POLICY. DISTRIBUTIONS TAKEN FROM A MEC POLICY (LOANS OR PARTIAL WITHDRAWALS) WILL FIRST BE TAXED AS ORDINARY INCOME (ON THE GAIN PORTION ONLY). IF THE POLICY OWNER IS UNDER AGE 59 1/2, A 10% PENALTY TAX WILL ALSO BE IMPOSED BY THE IRS ON THE TAXABLE AMOUNT RECEIVED.

BASED ON OUR UNDERSTANDING OF THE TAX LAWS, THE POLICY ILLUSTRATED HERE IS NOT A MODIFIED ENDOWMENT CONTRACT (MEC).

         A POLICY MAY TERMINATE DUE TO INSUFFICIENT PREMIUMS AND/OR POOR
           INVESTMENT PERFORMANCE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE A POLICY TO LAPSE DUE TO INSUFFICIENT CASH SURRENDER
           VALUE, THIS POLICY PROVIDES A DEATH BENEFIT GUARANTEE UNDER
                 CERTAIN CONDITIONS: SEE PAGE 1, 'DBG PROVISION',
                              FOR MORE INFORMATION.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                               Initial Death Benefit Options is A (Level)
Prepared on Mar 17 1999                                            Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                          INCENTIVE LIFE PLUS(R)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

[EQUITABLE, MEMBER OF THE GLOBAL AXA GROUP LOGO]
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                                FOR: JOHN CLIENT

                           ASSUMING GUARANTEED CHARGES

                                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.53% NET)            6.00% (4.38% NET)            10.00% (8.32% NET)

END                    NET LOANS/     NET      NET       NET        NET       NET      NET        NET       NET       NET
OF         ANNUALIZED  REPAYM'TS/   POLICY  CASH SURR   DEATH     POLICY   CASH SURR  DEATH     POLICY   CASH SURR   DEATH
YR    AGE    PREMIUMS  WITHDRAWLS   ACCOUNT   VALUE    BENEFIT    ACCOUNT    VALUE   BENEFIT    ACCOUNT    VALUE    BENEFIT

E  1   41     2,000         0          841         0   150,000       920         0   150,000       973        22   150,000
   2   42     2,000         0        2,182     1,131   150,000     2,409     1,358   150,000     2,566     1,515   150,000
   3   43     2,000         0        3,478     2,327   150,000     3,940     2,789   150,000     4,269     3,118   150,000
   4   44     2,000         0        4,729     3,568   150,000     5,511     4,350   150,000     6,087     4,926   150,000
   5   45     2,000         0        5,933     4,762   150,000     7,125     5,954   150,000     8,030     6,859   150,000

   6   46     2,000         0        7,088     5,907   150,000     8,779     7,598   150,000    10,105     8,924   150,000
   7   47     2,000         0        8,191     7,006   150,000    10,473     9,288   150,000    12,321    11,136   150,000
   8   48     2,000         0        9,240     8,146   150,000    12,206    11,111   150,000    14,690    13,595   150,000
   9   49     2,000         0       10,235     9,140   150,000    13,979    12,884   150,000    17,222    16,127   150,000
  10   50     2,000         0       11,171    10,258   150,000    15,789    14,877   150,000    19,928    19,016   150,000

  11   51     2,000         0       12,044    11,314   150,000    17,636    16,906   150,000    22,822    22,092   150,000
  12   52     2,000         0       12,849    12,301   150,000    19,514    18,967   150,000    25,915    25,368   150,000
  13   53     2,000         0       13,576    13,211   150,000    21,418    21,053   150,000    29,219    28,854   150,000
  14   54     2,000         0       14,221    14,038   150,000    23,342    23,160   150,000    32,748    32,566   150,000
  15   55     2,000         0       14,770    14,770   150,000    25,279    25,279   150,000    36,515    36,515   150,000

  16   56     2,000         0       15,217    15,217   150,000    27,222    27,222   150,000    40,540    40,540   150,000
  17   57     2,000         0       15,551    15,551   150,000    29,165    29,165   150,000    44,843    44,843   150,000
  18   58     2,000         0       15,768    15,768   150,000    31,104    31,104   150,000    49,451    49,451   150,000
  19   59     2,000         0       15,859    15,859   150,000    33,034    33,034   150,000    54,394    54,394   150,000
  20   60     2,000         0       15,809    15,809   150,000    34,945    34,945   150,000    59,703    59,703   150,000

  21   61     2,000         0       15,602    15,602   150,000    36,826    36,826   150,000    65,412    65,412   150,000
  22   62     2,000         0       15,221    15,221   150,000    38,663    38,663   150,000    71,565    71,565   150,000
  23   63     2,000         0       14,639    14,639   150,000    40,438    40,438   150,000    78,205    78,205   150,000
  24   64     2,000         0       13,827    13,827   150,000    42,129    42,129   150,000    85,389    85,389   150,000
  25   65     2,000         0       12,750    12,750   150,000    43,713    43,713   150,000    93,183    93,183   150,000

  26   66     2,000         0       11,374    11,374   150,000    45,167    45,167   150,000   101,671   101,671   150,000
  27   67     2,000         0        9,669     9,669   150,000    46,468    46,468   150,000   110,958   110,958   150,000
  28   68     2,000         0        7,595     7,595   150,000    47,594    47,594   150,000   121,169   121,169   150,000
W 29   69     2,000         0        5,113     5,113   150,000    48,517    48,517   150,000   132,433   132,433   154,946
  30   70     2,000         0        2,163     2,163   150,000    49,201    49,201   150,000   144,607   144,607   167,744

          SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE
                 "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION
   OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION.
       THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS
           CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS
            INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION
        ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES
 SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                               Initial Death Benefit Options is A (Level)
Prepared on Mar 17 1999                                            Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                          INCENTIVE LIFE PLUS(R)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

[EQUITABLE, MEMBER OF THE GLOBAL AXA GROUP LOGO]
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                                FOR: JOHN CLIENT

                           ASSUMING GUARANTEED CHARGES

                                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.53% NET)            6.00% (4.38% NET)            10.00% (8.32% NET)

END                      NET LOANS/     NET      NET       NET       NET       NET       NET        NET       NET           NET
OF           ANNUALIZED  REPAYM'TS/   POLICY  CASH SURR   DEATH    POLICY   CASH SURR   DEATH     POLICY   CASH SURR       DEATH
YR     AGE    PREMIUMS   WITHDRAWLS   ACCOUNT   VALUE    BENEFIT   ACCOUNT    VALUE    BENEFIT    ACCOUNT    VALUE        BENEFIT

E 31    71     2,000        0           0         0     150,000    49,591     49,591   150,000     157,699     157,699     181,354
E 32    72     2,000        0           0         0     150,000    49,555     49,555   150,000     171,827     171,827     194,165
E 33    73     2,000        0           0         0     150,000    49,122     49,122   150,000     187,123     187,123     207,707
E 34    74     2,000        0           0         0     150,000    48,166     48,166   150,000     203,697     203,697     222,030
E 35    75     2,000        0           0         0     150,000    46,405     46,405   150,000     221,698     221,698     237,217

E 36    76     2,000        0           0         0     150,000    43,844     43,844   150,000     241,310     241,310     253,375
E 37    77     2,000        0           0         0     150,000    40,258     40,258   150,000     262,402     262,402     275,522
E 38    78     2,000        0           0         0     150,000    35,436     35,436   150,000     285,074     285,074     299,327
E 39    79     2,000        0           0         0     150,000    29,112     29,112   150,000     309,427     309,427     324,899
E 40    80     2,000        0           0         0     150,000    20,924     20,924   150,000     335,569     335,569     352,347

E 41    81     2,000        0           0         0     150,000    10,356     10,356   150,000     363,602     363,302     381,783
E 42    82     2,000        0           0         0     150,000         0          0   150,000     393,629     393,629     413,310
E 43    83     2,000        0           0         0     150,000         0          0   150,000     425,743     425,743     447,030
E 44    84     2,000        0           0         0     150,000         0          0   150,000     460,033     460,033     483,034
E 45    85     2,000        0           0         0     150,000         0          0   150,000     496,584     496,584     521,414

E 46    86     2,000        0           0         0     150,000         0          0   150,000     535,487     535,487     562,262
E 47    87     2,000        0           0         0     150,000         0          0   150,000     576,832     576,832     605,673
E 48    88     2,000        0           0         0     150,000         0          0   150,000     620,708     620,708     651,744
E 49    89     2,000        0           0         0     150,000         0          0   150,000     667,212     667,212     700,573
E 50    90     2,000        0           0         0     150,000         0          0   150,000     716,428     716,428     752,249

E 51    91     2,000        0           0         0     150,000         0          0   150,000     769,421     769,421     806,843
E 52    92     2,000        0           0         0     150,000         0          0   150,000     823,235     823,235     864,397
E 53    93     2,000        0           0         0     150,000         0          0   150,000     880,861     880,861     924,904
E 54    94     2,000        0           0         0     150,000         0          0   150,000     941,214     941,214     988,275
E 55    95     2,000        0           0         0     150,000         0          0   150,000   1,003,933   1,003,933   1,054,130

E 56    96     2,000        0           0         0     150,000         0          0   150,000   1,068,116   1,068,116   1,121,522
E 57    97     2,000        0           0         0     150,000         0          0   150,000   1,137,037   1,137,037   1,182,519
E 58    98     2,000        0           0         0     150,000         0          0   150,000   1,210,195   1,210,195   1,246,501
E 59    99     2,000        0           0         0     150,000         0          0   150,000   1,286,784   1,286,784   1,312,520
E 60   100     2,000        0           0         0     150,000         0          0   150,000   1,381,871   1,381,871   1,395,690

           SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE
                 "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION
    OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION.
        THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS
            CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS
             INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION
         ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES
 SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                               Initial Death Benefit Options is A (Level)
Prepared on Mar 17 1999                                            Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                          INCENTIVE LIFE PLUS(R)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

[EQUITABLE, MEMBER OF THE GLOBAL AXA GROUP LOGO]
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                                FOR: JOHN CLIENT

                            ASSUMING CURRENT CHARGES

                                      ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                                      ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                           0.00% (-1.23% NET)            6.00% (4.70% NET)            10.00% (8.65% NET)

END                      NET LOANS/     NET      NET       NET       NET       NET       NET        NET       NET        NET
OF           ANNUALIZED  REPAYM'TS/   POLICY  CASH SURR   DEATH    POLICY   CASH SURR   DEATH     POLICY   CASH SURR    DEATH
YR     AGE    PREMIUMS   WITHDRAWLS   ACCOUNT   VALUE    BENEFIT   ACCOUNT    VALUE    BENEFIT    ACCOUNT    VALUE     BENEFIT

E  1   41     2,000         0            856         0   150,000       935         0   150,000       988        37     150,000
   2   42     2,000         0          2,261     1,210   150,000     2,492     1,441   150,000     2,652     1,601     150,000
   3   43     2,000         0          3,628     2,477   150,000     4,102     2,951   150,000     4,439     3,288     150,000
   4   44     2,000         0          4,953     3,792   150,000     5,761     4,600   150,000     6,355     5,194     150,000
   5   45     2,000         0          6,235     5,064   150,000     7,473     6,302   150,000     8,412     7,241     150,000

   6   46     2,000         0          7,471     6,290   150,000     9,236     8,055   150,000    10,618     9,437     150,000
   7   47     2,000         0          8,660     7,475   150,000    11,050     9,865   150,000    12,985    11,800     150,000
   8   48     2,000         0          9,799     8,704   150,000    12,917    11,822   150,000    15,526    14,432     150,000
   9   49     2,000         0         10,887     9,792   150,000    14,838    13,743   150,000    18,257    17,162     150,000
  10   50     2,000         0         11,997    11,084   150,000    16,894    15,982   150,000    21,278    20,366     150,000

  11   51     2,000         0         13,058    12,328   150,000    19,019    18,289   150,000    24,539    23,809     150,000
  12   52     2,000         0         14,057    13,509   150,000    21,203    20,656   150,000    28,053    27,506     150,000
  13   53     2,000         0         15,015    14,650   150,000    23,472    22,107   150,000    31,865    31,500     150,000
  14   54     2,000         0         15,936    15,754   150,000    25,834    25,651   150,000    36,007    35,824     150,000
  15   55     2,000         0         16,819    16,819   150,000    28,293    28,293   150,000    40,511    40,511     150,000

  16   56     2,000         0         17,641    17,641   150,000    30,838    30,838   150,000    45,400    45,400     150,000
  17   57     2,000         0         18,382    18,382   150,000    33,454    33,454   150,000    50,696    50,696     150,000
  18   58     2,000         0         19,033    19,033   150,000    36,139    36,139   150,000    56,437    56,437     150,000
  19   59     2,000         0         19,668    19,668   150,000    38,968    38,968   150,000    62,729    62,729     150,000
  20   60     2,000         0         20,283    20,283   150,000    41,948    41,948   150,000    69,633    69,633     150,000

  21   61     2,000         0         20,899    20,899   150,000    45,115    45,115   150,000    77,243    77,243     150,000
  22   62     2,000         0         21,433    21,433   150,000    48,430    48,430   150,000    85,625    85,625     150,000
  23   63     2,000         0         21,880    21,880   150,000    51,910    51,910   150,000    94,895    94,895     150,000
  24   64     2,000         0         22,224    22,224   150,000    55,564    55,564   150,000   105,162   105,162     150,000
  25   65     2,000         0         22,451    22,451   150,000    59,404    59,404   150,000   116,568   116,568     150,000

W 26   66     2,000         0         22,525    22,525   150,000    63,389    63,389   150,000   129,146   129,146     154,976
  27   67     2,000         0         22,418    22,418   150,000    67,520    67,520   150,000   142,885   142,885     170,033
  28   68     2,000         0         22,105    22,105   150,000    71,804    71,804   150,000   157,844   157,844     186,256
  29   69     2,000         0         21,559    21,559   150,000    76,522    76,252   150,000   174,131   174,131     203,733
  30   70     2,000         0         20,747    20,747   150,000    80,877    80,877   150,000   191,860   191,860     222,558


THIS IS NOT AN ILLUSTRATION OF ACTUAL PERFORMANCE. VALUES SHOWN ARE NOT GUARANTEED. THIS PAGE MUST BE ACCOMPANIED BY AN ILLUSTRATION OF POLICY PERFORMANCE ASSUMING GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00%


           SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE
                 "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION
    OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION.
        THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS
            CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS
             INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION
         ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES
 SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                                Initial Death Benefit Option is A (Level)
Prepared on Mar 17 1999                                            Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                          INCENTIVE LIFE PLUS(R)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

[EQUITABLE, MEMBER OF THE GLOBAL AXA GROUP LOGO]
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                                FOR: JOHN CLIENT

                            ASSUMING CURRENT CHARGES

                                      ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                                      ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                           0.00% (-1.23% NET)            6.00% (4.70% NET)            10.00% (8.65% NET)

END                        NET LOANS/     NET      NET       NET       NET       NET       NET        NET       NET        NET
OF             ANNUALIZED  REPAYM'TS/   POLICY  CASH SURR   DEATH    POLICY   CASH SURR   DEATH     POLICY   CASH SURR    DEATH
YR       AGE    PREMIUMS   WITHDRAWLS   ACCOUNT   VALUE    BENEFIT   ACCOUNT    VALUE    BENEFIT    ACCOUNT    VALUE     BENEFIT

   31    71     2,000             0      19,659   19,659   150,000     85,708    85,708  150,000     211,163    211,163    242,838
   32    72     2,000             0      18,249   18,249   150,000     90,766    90,766  150,000     232,236    232,236    262,426
   33    73     2,000             0      16,436   16,436   150,000     96,062    96,062  150,000     255,252    255,252    283,329
   34    74     2,000             0      14,195   14,195   150,000    101,644   101,644  150,000     280,426    280,426    305,664
   35    75     2,000             0      11,459   11,459   150,000    107,558   107,558  150,000     307,998    307,998    329,557

   36    76     2,000             0       8,099    8,099   150,000    113,843   113,843  150,000     338,238    338,238    355,150
   37    77     2,000             0       4,019    4,109   150,000    120,575   120,575  150,000     371,169    371,169    389,727
E  38    78     2,000             0           0        0   150,000    127,845   127,845  150,000     407,011    407,011    427,362
E  39    79     2,000             0           0        0   150,000    135,771   135,771  150,000     446,001    446,001    468,301
Z  40    80     2,000             0           0        0   150,000    144,498   144,498  150,000     488,392    488,392    512,811

E  41    81     2,000             0           0        0   150,000    153,759   153,759  150,000     534,449    534,449    561,172
E  42    82     2,000             0           0        0   150,000    163,433   163,433  150,000     584,463    584,463    613,686
E  43    83     2,000             0           0        0   150,000    173,529   173,529  150,000     638,736    638,736    670,673
E  44    84     2,000             0           0        0   150,000    184,055   184,055  150,000     697,586    697,586    732,466
E  45    85     2,000             0           0        0   150,000    195,019   195,019  150,000     761,351    761,351    799,418

E  46    86     2,000             0           0        0   150,000    206,467   206,457  150,000     830,548    830,548    872,075
E  47    87     2,000             0           0        0   150,000    218,372   218,372  150,000     905,435    905,435    950,707
E  48    88     2,000             0           0        0   150,000    230,739   230,739  150,000     986,417    986,417  1,035,738
E  49    89     2,000             0           0        0   150,000    243,574   243,574  150,000   1,073,922  1,073,922  1,127,619
E  50    90     2,000             0           0        0   150,000    256,880   256,880  150,000   1,168,403  1,168,403  1,226,823

E  51    91     2,000             0           0        0   150,000    270,662   270,662  150,000   1,270,340  1,270,340  1,333,857
E  52    92     2,000             0           0        0   150,000    284,925   284,925  150,000   1,380,249  1,380,249  1,449,261
E  53    93     2,000             0           0        0   150,000    299,672   299,672  150,000   1,498,670  1,498,670  1,573,604
E  54    94     2,000             0           0        0   150,000    314,906   314,906  150,000   1,626,178  1,626,178  1,707,487
E  55    95     2,000             0           0        0   150,000    330,631   330,631  150,000   1,763,376  1,763,376  1,851,545

E  56    96     2,000             0           0        0   150,000    346,849   346,849  150,000   1,763,376  1,763,376  1,851,545
E  57    97     2,000             0           0        0   150,000    364,341   364,341  150,000   2,073,876  2,073,876  2,156,831
E  58    98     2,000             0           0        0   150,000    383,309   383,309  150,000   2,254,645  2,254,645  2,322,284
E  59    99     2,000             0           0        0   150,000    403,983   403,983  150,000   2,455,977  2,455,977  2,505,096
E  60   100     2,000             0           0        0   150,000    425,133   425,133  150,000   2,671,765  2,671,765  2,698,483



     THIS IS NOT AN ILLUSTRATION OF ACTUAL PERFORMANCE. VALUES SHOWN ARE NOT GUARANTEED. THIS PAGE MUST BE ACCOMPANIED BY AN ILLUSTRATION OF POLICY PERFORMANCE ASSUMING GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00%


           SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE
                 "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION
    OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION.
       THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS
           CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS
            INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION
         ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES
 SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                               Initial Death Benefit Options is A (Level)
Prepared on Mar 17 1999                                            Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                          INCENTIVE LIFE PLUS(R)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

[EQUITABLE, MEMBER OF THE GLOBAL AXA GROUP LOGO]
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

                            APPLICABLE FOOTNOTES PAGE

                          PREPARED FOR: JOHN CLIENT

                FOOTNOTES ARE ILLUSTRATED IN ORDER OF OCCURRENCE
                ------------------------------------------------
                       FOR EACH YEAR THEY ARE APPLICABLE:
                       ---------------------------------

     ASSUMING CURRENT CHARGES                     ASSUMING GUARANTEED CHARGES
     ========================                     ============================

     Year  1 - Footnote(s): E.                     Year  1 - Footnote(s): E.
     Year 26 - Footnote(s): W.                     Year 29 - Footnote(s): W.
     Year 38 - Footnote(s): E.                     Year 31 - Footnote(s): E.
     Year 39 - Footnote(s): E.                     Year 32 - Footnote(s): E.
     Year 40 - Footnote(s): E, W.                  Year 33 - Footnote(s): E.
     Year 41 - Footnote(s): E.                     Year 34 - Footnote(s): E.
     Year 42 - Footnote(s): E.                     Year 35 - Footnote(s): E.
     Year 43 - Footnote(s): E.                     Year 36 - Footnote(s): E.
     Year 44 - Footnote(s): E.                     Year 37 - Footnote(s): E.
     Year 45 - Footnote(s): E.                     Year 38 - Footnote(s): E.
     Year 46 - Footnote(s): E.                     Year 39 - Footnote(s): E.
     Year 47 - Footnote(s): E.                     Year 40 - Footnote(s): E.
     Year 48 - Footnote(s): E.                     Year 41 - Footnote(s): E.
     Year 49 - Footnote(s): E.                     Year 42 - Footnote(s): E.
     Year 50 - Footnote(s): E.                     Year 43 - Footnote(s): E.
     Year 51 - Footnote(s): E.                     Year 44 - Footnote(s): E.
     Year 52 - Footnote(s): E.                     Year 45 - Footnote(s): E.
     Year 53 - Footnote(s): E.                     Year 46 - Footnote(s): E.
     Year 54 - Footnote(s): E.                     Year 47 - Footnote(s): E.
     Year 55 - Footnote(s): E.                     Year 48 - Footnote(s): E.
     Year 56 - Footnote(s): E.                     Year 49 - Footnote(s): E.
     Year 57 - Footnote(s): E.                     Year 50 - Footnote(s): E.
     Year 58 - Footnote(s): E.                     Year 51 - Footnote(s): E.
     Year 59 - Footnote(s): E.                     Year 52 - Footnote(s): E.
     Year 60 - Footnote(s): E.                     Year 53 - Footnote(s): E.
                                                   Year 54 - Footnote(s): E.
                                                   Year 55 - Footnote(s): E.
                                                   Year 56 - Footnote(s): E.
                                                   Year 57 - Footnote(s): E.
                                                   Year 58 - Footnote(s): E.
                                                   Year 59 - Footnote(s): E.
                                                   Year 60 - Footnote(s): E.

EXPLANATION OF FOOTNOTES USED IN THIS ILLUSTRATION
--------------------------------------------------

E WHERE ZERO NET CASH SURRENDER VALUE IS SHOWN, THE POLICY IS BEING KEPT IN FORCE UNDER THE DEATH BENEFIT GUARANTEE OR NO LAPSE GUARANTEE PROVISION.
W THE POLICY HAS GONE INTO CORRIDOR. PREMIUMS IN EXCESS OF THE DEATH BENEFIT GUARANTEE PREMIUM MAY BE RESTRICTED WITHOUT EVIDENCE OR INSURABILITY. WITHDRAWALS MAY REDUCE THE DEATH BENEFIT BY AN AMOUNT IN EXCESS OF THE WITHDRAWAL AMOUNT.
Z    MULTIPLE FOOTNOTES ARE APPLICABLE.

     Incentive Life Plus is a registered Service Mark of The Equitable Life Assurance Society of the United States ("Equitable"). Incentive Life Plus
 is distributed by EQ Financial Consultants, Inc., New York, NY, a wholly-owned subsidiary of Equitable. Equitable is a wholly owned subsidiary of The
      Equitable Companies Incorporated (EQ). AXA-UAP, an insurance holding company, is EQ's largest shareholder. Neither EQ or AXA-UAP has responsibility for the insurance obligations of Equitable. Incentive Life Plus is policy form 94-300 in most jurisdictions.

DELIVERY IN PA MINIMUM INITIAL PREMIUM:   $461.60      INITIAL GUIDELINE SINGLE:             $28,474.87
RESIDENT OF PA PLANNED ANNUAL PREMIUM:  $2,000.00      INITIAL GUIDELINE ANNUAL:              $2,491.55
               TARGET PREMIUM:          $1,819.46      INITIAL 7-PAY PREMIUM:                 $6,667.00
                                                       INITIAL DEATH BENEFIT GUARANTEE PREM.: $1,819.46

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                               Initial Death Benefit Options is A (Level)
Prepared on Mar 17 1999                                            Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                          INCENTIVE LIFE PLUS(R)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

[EQUITABLE, MEMBER OF THE GLOBAL AXA GROUP LOGO]
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

     Incentive Life Plus is a registered Service Mark of The Equitable Life Assurance Society of the United States ("Equitable"). Incentive Life Plus
 is distributed by EQ Financial Consultants, Inc., New York, NY, a wholly-owned subsidiary of Equitable. Equitable is a wholly owned subsidiary of The
        Equitable Companies Incorporated (EQ). AXA, an insurance holding company, is EQ's largest shareholder. Neither EQ or AXA has responsibility for the insurance obligations of Equitable. Incentive Life Plus is policy form 94-300 in most jurisdictions.

DELIVERY IN PA MINIMUM INITIAL PREMIUM:   $461.60      INITIAL GUIDELINE SINGLE:             $28,474.87
RESIDENT OF PA PLANNED ANNUAL PREMIUM:  $2,000.00      INITIAL GUIDELINE ANNUAL:              $2,491.55
               TARGET PREMIUM:          $1,819.46      INITIAL 7-PAY PREMIUM:                 $6,667.00
                                                       INITIAL DEATH BENEFIT GUARANTEE PREM.: $1,819.46

                                                      Prepared by: John Q. Agent
Male Non-Tobacco User Preferred Age 40            Initial Face Amount = $150,000
Riders:                               Initial Death Benefit Options is A (Level)
Prepared on Mar 17 1999                                            Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES